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                                                                   EXHIBIT 10.63

              FIRST AMENDMENT TO THE ALLIED WASTE INDUSTRIES, INC.
               PERFORMANCE-ACCELERATED RESTRICTED STOCK AGREEMENT
                         (UNDER THE AMENDED AND RESTATED
                           1991 INCENTIVE STOCK PLAN)

      THIS AMENDMENT ("Amendment"), made effective January 1, 2002, between ALLIED WASTE INDUSTRIES, INC., a Delaware corporation ("Company") and _____________________________ ("Grantee"):

                                R E C I T A L S:

      The Company has granted shares of restricted stock to Grantee pursuant to the Performance-Accelerated Restricted Stock Agreement dated _____, 200_ ("PARSAP Agreement").

      The Compensation Committee of the Board of Directors ("Committee") has determined that it would be in the best interests of the Company and its stockholders to amend the PARSAP Agreement to modify certain provisions with respect to the vesting of the Restricted Stock granted therein.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Section 2 of the PARSAP Agreement is hereby amended in its entirety to read as follows:

            "2. Vesting. Except as otherwise provided herein, Grantee shall become vested in the Award Shares according to the following schedule: 0% vested interest until six years from the Date of Grant, then 20% vested at six years and each year thereafter until 100% vested at ten years from the Date of Grant. Notwithstanding the foregoing, vesting will be accelerated upon the Company's attaining certain performance goals, as specified in Paragraph 3 below, or upon a Change in Control, as specified in Paragraph 13 below. Vesting also may be accelerated upon the occurrence of certain events, as specified in Paragraph 4 below."

      2. Schedule A to the PARSAP Agreement is hereby amended by replacing the existing Schedule A with the Schedule A attached to this Amendment.

      3. The effective date of this Amendment shall be January 1, 2002.

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      4. Except as specifically amended, all of the terms and conditions of the
PARSAP Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has, as of the date first above written, caused this Agreement to be executed on its behalf by its Chairman, President or any Vice President, and Grantee has hereunder set his hand as of the date first above written.

ALLIED WASTE INDUSTRIES, INC.,                GRANTEE
A DELAWARE CORPORATION

By________________________________            __________________________________
                                              Signature

                                              __________________________________
                                              Print Name

                                              __________________________________

                                              __________________________________
                                              Address

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